EX-10.57.07
FIRST AMENDMENT TO LOAN AGREEMENT
(Amended and Restated)

THIS FIRST AMENDMENT TO LOAN AGREEMENT (Amended and Restated) (this “Amendment”) is made as of April 25, 2008, by and among the twenty-three (23) Delaware limited liability companies or limited partnerships listed on Schedule A attached hereto and made a part hereof (together with their respective successors and assigns, the “Borrowers”, and individually, a “Borrower”), and CAPMARK BANK, a Utah industrial bank (together with its successors and assigns, “Lender”).

RECITALS

A.           Borrowers and other borrower parties obtained forty-eight (48) loans from Lender in the aggregate principal sum of $90,000,000.00, as evidenced and governed by that certain Loan Agreement dated August 31, 2005 (the “Original Loan Agreement”).

B.           Borrowers subsequently requested that the loans evidenced and governed by the Original Loan Agreement be consolidated into two (2) loans and increased to an aggregate of $140,000,000.00, with one note for $132,000,000.00 and the second for $8,000,000.00, and Lender agreed to such consolidation and increase upon certain conditions which were set forth in an Amended and Restated Loan Agreement (the “Loan Agreement”) dated February 28, 2007.

C.           The $8,000,000.00 note has been paid in full.

D.           Borrower has requested, and Lender has agreed, to revise such Loan Agreement on the terms and conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

1.           Potential Release of Certain Borrowers and Facilities from Agreement.

Upon receipt of a principal reduction of $99,260,660.00, resulting in an outstanding balance of $32,739,340.00 under the $132,000,000.00 note, Lender shall release the specific Borrowers listed on Exhibit B (the “Released Borrowers”), attached hereto and incorporated herein by reference, from the Loan Agreement and other documents relating to the Loan Agreement.  Upon such release, the Loan Agreement shall be automatically amended so that the term “Borrowers” shall refer only to the following entities:

a.           Fretus Investors Houston LLC (Champion Oaks Facility),

b.           Fretus Investors Greenwood LLC (Greenwood Facility),

c.           Fretus Investors San Antonio LLC (Woodbridge Estates Facility),

d.           Fretus Investors El Paso LLC (Cielo Vista Facility), and

e.           Fretus Investors Indianapolis LLC (Meridian Oaks Facility).

All Mortgages or Deeds of Trust and Security Agreements made by the Released Borrowers shall be referred to as the “Released Mortgages”.   Upon such release, all obligations under this Loan Agreement and the Loan Documents related to the Released Borrowers and the Released Mortgages shall be deemed fully satisfied and the properties encumbered shall be fully released from the liens created by the Released Mortgages and Loan Documents.

2.           Sale of Certain Facility.  Borrowers have informed Lender that the Facility known as “Meridian Oaks” in Indianapolis, Indiana is intended to be sold prior to the Maturity Date under the Note.  So long as no Event of Default exists at the time of such sale, Lender shall consent to a sale of Meridian Oaks in consideration of a repayment of principal to Lender of $3,200,000.00 from the sales proceeds of the sale.  Upon payment of $3,200,000.00, Lender shall release the mortgage encumbering Meridian Oaks as well as release the owner of Meridian Oaks, Fretus Investors Indianapolis LLC, from the Loan Agreement and other related Loan Documents.

3.           Appraisals.  The following is hereby added as Section 3.34 of the Loan Agreement:

Lender has ordered new appraisals on four (4) of the Facilities, namely:

1.           Champion Oaks Facility,
2.           Greenwood Facility,
3.           Woodbridge Estates Facility, and
4.           Cielo Vista Facility.

Borrowers shall be responsible for any and all costs associated with such appraisals.  Should the four (4) appraisals reflect a loan to value ratio greater than 75%, Borrowers shall pay down the Loan within 15 days of notice from Lender in an amount sufficient to result in a loan to value ratio of 75% or less.

4.           Incorporation of Loan Agreement.  Except as amended herein, the Loan Agreement is in full force and effect and the terms and conditions of the Loan Agreement are incorporated herein by reference.

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment to be properly executed by their respective duly authorized representatives as of the date first above written.

PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE UNENFORCEABLE UNDER WASHINGTON LAW.

CAPMARK BANK, a Utah industrial bank

By:           ___________________________(Seal)
Name:                      ___________________________
Its:           ___________________________

FRETUS Investors Chandler LLC
FRETUS Investors Glendale LLC
FRETUS Investors Mesa LLC
FRETUS Investors Orange Park LLC
FRETUS Investors Jacksonville LLC
FRETUS Investors Melbourne LLC
FRETUS Investors Orlando LLC
FRETUS Investors Winter Springs LLC
FRETUS Investors Fort Wayne LLC
FRETUS Investors Indianapolis LLC
FRETUS Investors Greenwood LLC
FRETUS Investors Las Vegas LLC
each a Delaware limited liability company

By:           FRETUS Investors LLC, a Washington limited liability company
Its:           Manager

By:           Emeritus Corporation, a Washington corporation
Its:           Administrative Member

By:           /s/ Eric Mendelsohn
Eric Mendelsohn
Its:           Senior Vice President Corporate Development

FRETUS Investors Austin LP, a Delaware limited partnership
By:           Duval Oaks Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors Dallas LP, a Delaware limited partnership
By:           Kingsley Oaks Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors El Paso LP, a Delaware limited partnership
By:           Village Oaks Cielo Vista Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors Farmers Branch LP, a Delaware limited partnership
By:           Village Oaks Farmers Branch Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors Fort Worth LP, a Delaware limited partnership
By:           Tanglewood Oaks Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors Hollywood Park LP, a Delaware limited partnership
By:           Village Oaks Hollywood Park Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors Houston LP, a Delaware limited partnership
By:           Champion Oaks Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors Memorial Oaks Houston LP, a Delaware limited partnership
By:           Memorial Oaks Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors Plano LP, a Delaware limited partnership
By:           Collin Oaks Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors San Antonio LP, a Delaware limited partnership
By:           Northwest Oaks Investors LLC, a Delaware limited liability company
Its:           General Partner
FRETUS Investors Sugar Land LP, a Delaware limited partnership
By:           Sugar Land Investors LLC, a Delaware limited liability company
Its:           General Partner

By:           FRETUS Investors LLC, a Washington limited liability company
Its:           Managing Member

By:           Emeritus Corporation, a Washington corporation
Its:           Administrative Member

By:           /s/ Eric Mendelsohn
Eric Mendelsohn
Its:           Senior Vice President Corporate Development

SCHEDULE A

[List of Borrowers]

FRETUS Investors Chandler LLC
FRETUS Investors Glendale LLC
FRETUS Investors Mesa LLC
FRETUS Investors Orange Park LLC
FRETUS Investors Jacksonville LLC
FRETUS Investors Melbourne LLC
FRETUS Investors Orlando LLC
FRETUS Investors Winter Springs LLC
FRETUS Investors Fort Wayne LLC
FRETUS Investors Indianapolis LLC
FRETUS Investors Greenwood LLC
FRETUS Investors Las Vegas LLC
FRETUS Investors Austin LP
FRETUS Investors Dallas LP
FRETUS Investors El Paso LP
FRETUS Investors Farmers Branch LP
FRETUS Investors Fort Worth LP
FRETUS Investors Hollywood Park LP
FRETUS Investors Houston LP
FRETUS Investors Memorial Oaks Houston LP
FRETUS Investors Plano LP
FRETUS Investors San Antonio LP
FRETUS Investors Sugar Land LP

SCHEDULE B

[List of Borrowers Being Released]

FRETUS Investors Chandler LLC
FRETUS Investors Glendale LLC
FRETUS Investors Mesa LLC
FRETUS Investors Orange Park LLC
FRETUS Investors Jacksonville LLC
FRETUS Investors Melbourne LLC
FRETUS Investors Orlando LLC
FRETUS Investors Winter Springs LLC
FRETUS Investors Fort Wayne LLC
FRETUS Investors Las Vegas LLC
FRETUS Investors Austin LP
FRETUS Investors Dallas LP
FRETUS Investors Farmers Branch LP
FRETUS Investors Fort Worth LP
FRETUS Investors Hollywood Park LP
FRETUS Investors Memorial Oaks Houston LP
FRETUS Investors Plano LP
FRETUS Investors Sugar Land LP